Inventory - (Inventory Summary Footnote) (Details) - USD ($) $ in Millions		Dec. 31, 2016	Dec. 31, 2015
Inventory [Line Items]
Coal	[1]	$ 238	$ 350
Fuel oil	[1]	17	17
Inventory Financing Agreements
Inventory [Line Items]
Coal		44	44
Fuel oil		$ 12	$ 16

[1]	At December 31, 2016, approximately $44 million and $12 million of the coal and fuel oil inventory, respectively, are part of an inventory financing agreement. At December 31, 2015, approximately $44 million and $16 million of the coal and fuel oil inventory, respectively, were part of an inventory financing agreement. Please read Note 14—Debt—Brayton Point Inventory Financing for further discussion.